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                                                              EXHIBIT 23.2


                     CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Board of Directors
   and Stockholders,
   Sara Lee Corporation:

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated August 2, 1999 included in the Sara Lee Corporation Form 10-K for the year ended July 3, 1999 and to all references to our Firm included in this registration statement.


                                     /s/ Arthur Andersen LLP

Chicago, Illinois
January 28, 2000